Note 10 - Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

OPERATING LEASES, PURCHASE OBLIGATIONS AND OTHER COMMITMENTS

FUTURE MINIMUM ANNUAL PAYMENTS APPLICABLE TO ALL NON-CANCELLABLE OPERATING LEASES AND PURCHASE OBLIGATIONS (in millions)

	Payments Due by Period
	2017	2018	2019	2020	2021	Thereafter	Total
Operating leases	$16	$12	$11	$9	$8	$70	$126
Purchase obligations	86	86	86	87	49	—	394
Total	$102	$98	$97	$96	$57	$70	$520

We have various cancellable and non-cancellable operating leases related to land, trucks, terminals, right-of-way permits and other operating facilities. In general, these leases have remaining primary terms up to 20 years and typically contain multiple renewal options. Total lease expense for all operating leases, including leases with a term of one month or less, was $11 million, $10 million and $8 million for the years ended December 31, 2016, 2015 and 2014, respectively. See Note 8 for information related to our capital leases. See Note 3 for a discussion of revenue recognized under agreements where TLLP is considered the lessor.

Our purchase obligations include enforceable and legally binding service agreement commitments that meet any of the following criteria: (1) they are non-cancellable, (2) we would incur a penalty if the agreement was canceled, or (3) we must make specified minimum payments even if we do not take delivery of the contracted products or services. If we can unilaterally terminate the agreement simply by providing a certain number of days’ notice or by paying a termination fee, we have included the termination fee or the amount that would be paid over the notice period. Contracts that can be unilaterally terminated without a penalty are not included. Future purchase obligations primarily include fixed charges under the Amended Omnibus Agreement and the Secondment Agreement Amendment. Our Amended Omnibus Agreement remains in effect between the applicable parties until a change in control of the Partnership. As we are unable to estimate the termination of the omnibus agreement, we have included the fees for each of the five years following December 31, 2016 for the Amended Omnibus Agreement for disclosure purposes in the table above. Total expense under these service agreements was $192 million, $175 million and $117 million for the years ended December 31, 2016, 2015 and 2014, respectively. In addition to these purchase commitments, we also have minimum contractual capital spending commitments for approximately $82 million in 2017.

INDEMNIFICATION

Under the Amended Omnibus Agreement and the Carson Assets Indemnity Agreement, Tesoro indemnifies us for certain matters, including environmental, title and tax matters associated with the ownership of our assets at or before the closing of the Initial Offering and the subsequent Acquisitions from Tesoro.

Under the Amended Omnibus Agreement, with respect to assets that we acquired from Tesoro, excluding the Los Angeles Terminal Assets and the Los Angeles Logistics Assets, indemnification for unknown environmental and title liabilities is limited to pre-closing conditions identified prior to the earlier of the date that Tesoro no longer controls our general partner or five years after the date of closing. The indemnification under the Initial Offering for unknown environmental matters expired on April 26, 2016. Under the Amended Omnibus Agreement, the aggregate annual deductible for each type of liability (unknown environmental liabilities or title matters) is approximately $1 million, as of December 31, 2016, before we are entitled to indemnification in any calendar year in consideration of the Initial Offering assets and all subsequent Acquisitions from Tesoro, with the exception of the Los Angeles Terminal Assets Acquisition and the Los Angeles Logistics Assets Acquisition. In addition, with respect to the assets that we acquired from Tesoro, we have agreed to indemnify Tesoro for events and conditions associated with the ownership or operation of our assets that occur after the closing of the Initial Offering, and the subsequent Acquisitions from Tesoro, and for environmental liabilities related to our assets to the extent Tesoro is not required to indemnify us for such liabilities.

Under the Carson Assets Indemnity Agreement, Tesoro retained responsibility for remediation of known environmental liabilities due to the use or operation of the Los Angeles Terminal Assets and the Los Angeles Logistics Assets prior to the acquisition dates, and has indemnified the Partnership for any losses incurred by the Partnership arising out of those remediation obligations. The indemnification for unknown pre-closing remediation liabilities is limited to five years. However, with respect to Terminal 2 at the Long Beach marine terminal, which was included in the Los Angeles Logistics Assets Acquisition, the indemnification for unknown pre-closing remediation liabilities is limited to ten years. Indemnification of the Los Angeles Terminal Assets’ and the Los Angeles Logistics Assets’ environmental liabilities are not subject to a deductible.

OTHER CONTINGENCIES

In the ordinary course of business, we may become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. The outcome of these matters cannot always be predicted accurately, but TLLP will accrue liabilities for these matters if the amount is probable and can be reasonably estimated. Contingencies arising after the closing of the Initial Offering from conditions existing before the Initial Offering, and the subsequent Acquisitions from Tesoro that have been identified after the closing of each transaction, will be recorded in accordance with the indemnification terms set forth in the Amended Omnibus Agreement and the Carson Assets Indemnity Agreement. Any contingencies arising from events after the Initial Offering, and the subsequent Acquisitions from Tesoro, will be the responsibility of TLLP.

ENVIRONMENTAL LIABILITIES

CHANGES IN OUR ENVIRONMENTAL LIABILITIES (in millions)

	Tioga Crude Oil Pipeline Release	Other Liabilities	Total
At December 31, 2014	$25	$7	$32
Additions	24	1	25
Expenditures	(22)	(2)	(24)
At December 31, 2015	27	6	33
Additions	7	1	8
Expenditures	(18)	(1)	(19)
At December 31, 2016	$16	$6	$22

UNRESOLVED MATTERS

TIOGA, NORTH DAKOTA CRUDE OIL PIPELINE RELEASE. In September 2013, the Partnership responded to the release of crude oil in a rural field northeast of Tioga, North Dakota (the “Crude Oil Pipeline Release”). The environmental liabilities related to the Crude Oil Pipeline Release include amounts estimated for remediation activities that will be conducted during the next few years to restore the site for agricultural use. We accrued an additional $7 million during the year ended December 31, 2016, to reflect improved scope definition and estimates, which resulted in an increase in the total estimated cost associated with the project. This incident was covered by our pollution liability insurance policy, subject to a $1 million deductible and a $25 million loss limit in place at that time. Pursuant to this policy, there were no insurance recovery receivables related to the Crude Oil Pipeline Release at both December 31, 2016 and 2015. The estimated remediation costs of $73 million exceeded our policy loss limit by $48 million as of December 31, 2016. We received no insurance proceeds for the year ended December 31, 2016, and $18 million and $7 million in reimbursement of costs incurred during the years ended December 31, 2015 and 2014, respectively.

On October 7, 2015, we received an offer to settle a Notice of Violation (“NOV”) from the North Dakota Department of Health (“NDDOH”). The NOV was issued on March 21, 2015, and alleges violations of water pollution regulations as a result of a release of crude oil that occurred near Tioga, North Dakota on our gathering and transportation pipeline system in September 2013. We are currently negotiating the settlement of this matter with the NDDOH. The ultimate resolution of the matter will not have a material impact on our liquidity, financial position, or results of operations.

XTO ENERGY INC. V. QEP FIELD SERVICES COMPANY. Prior to the Rockies Natural Gas Acquisition, XTO filed a complaint against QEPFS on January 30, 2014, asserting claims for breach of contract, breach of implied covenant of good faith and fair dealing, unjust enrichment and an accounting and declaratory judgment related to a 2010 gas processing agreement (the “XTO Agreement”). Tesoro Logistics processes XTO’s natural gas on a firm basis under the XTO Agreement. The XTO Agreement requires Tesoro Logistics to transport, fractionate and market XTO’s natural gas liquids derived from XTO’s processed gas. XTO is seeking monetary damages related to Tesoro Logistics allocation of charges related to XTO’s share of natural gas liquid transportation, fractionation and marketing costs associated with shortfalls in contractual firm processing volumes. Trial is set for July 2017.

In relation to $31 million of billed and unbilled amounts in our receivables that are subject to dispute with XTO as of December 31, 2016 as a result of this matter, we continue to believe that loss is not probable and estimable as we believe our allocation of applicable transportation, fractionation and marketing costs incurred by us related to minimum volume commitments made to us by XTO are permitted under the XTO Agreement and are consistent with industry standard. We have concluded continued recognition of revenue for charges allocated to XTO is appropriate under revenue recognition criteria including the fact that the costs being allocated are fixed and determinable and their collectability is deemed to be reasonably assured. Ultimate resolution of this matter is not expected to have a material impact on our liquidity or financial position, but the establishment of a reserve for uncollectible amounts subject to dispute may have a material impact on our results of operations in the period of establishment. A change in our ability to recognize revenue in future periods for the allocation of applicable transportation, fractionation, and marketing costs is not expected to have a material impact on our results of operations.

Other than described above, we do not have any other material outstanding lawsuits, administrative proceedings or governmental investigations. See current legal proceedings in Part I, Item 3.